UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__ )

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STERICYCLE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Stericycle, Inc. logo]

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2001

Dear Stockholder:

          You are cordially invited to attend our Annual Meeting of Stockholders on Tuesday, May 15, 2001, at 11:00 a.m. (Chicago time), at the Hyatt Regency O’Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois 60018.

          At the Annual Meeting, you will be asked to consider and vote upon the following matters:

•	the election of a Board of Directors to hold office until the Annual Meeting of Stockholders in 2002

•
approval of the amendment and restatement of our Directors Stock Option Plan, pursuant to which, among other changes, options for an additional 300,000 shares of our common stock will be authorized to be granted

•
approval of our Employee Stock Purchase Plan, pursuant to which 150,000 shares of our common stock will be authorized to be purchased by participating employees at a discount through payroll deductions

•	ratification of the appointment of Ernst & Young LLP as our independent public accountants for the year ending December 31, 2001

•	any other matters that properly come before the meeting

          Only stockholders of record at the close of business on the record date of March 23, 2001 are entitled to vote at the Annual Meeting.

          For the convenience of our stockholders who do not plan to attend the Annual Meeting in person and who desire to have their shares voted, we have enclosed a proxy card. If you do not plan to attend the Annual Meeting, please complete and return the proxy card in the envelope provided for that purpose. If you return your proxy card and later decide to attend the Annual Meeting in person, or for any other reason desire to revoke your proxy, you may do so at any time before your proxy is voted.

For the Board of Directors

/s/ Jack W. Schuler Jack W. Schuler Chairman of the Board	/s/ Mark C. Miller Mark C. Miller President and Chief Executive Officer

April 20, 2001
Lake Forest, Illinois

[Stericycle, Inc. logo]

28161 North Keith Drive
Lake Forest, Illinois 60045

PROXY STATEMENT

2001 Annual Meeting of Stockholders
To Be Held on May 15, 2001

          We are furnishing this Proxy Statement in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Stockholders on Tuesday, May 15, 2001, at 11:00 a.m. (Chicago time), at the Hyatt Regency O’Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois 60018. We are mailing this Proxy Statement and the accompanying materials to our stockholders beginning on or about April 20, 2001. In this Proxy Statement, “we,” “us,” “our” or the “Company” refers to Stericycle, Inc.

GENERAL

          Stock. Our authorized capital stock consists of common stock, par value $0.01 per share (“common stock”), and Series A convertible preferred stock, par value $0.01 per share (“convertible preferred stock”). As of March 23, 2001, the record date for the Annual Meeting, we had 15,269,796 shares of common stock and 74,625 shares of convertible preferred stock outstanding.

          Stockholders Entitled To Vote. Only holders of our common stock or convertible preferred stock who were stockholders of record at the close of business on the record date of March 23, 2001 are entitled to notice of and to vote their shares of record at the Annual Meeting.

          Holders of common stock and holders of convertible preferred stock will vote together as a single class with respect to the election of seven of our nine directors and any other matter to be voted on at the Annual Meeting (other than the election of two directors), and holders of convertible preferred stock will vote as a separate class with respect to the election of two directors.

          Each outstanding share of common stock is entitled to one vote. With respect to matters on which holders of common stock and holders of convertible preferred stock will vote together as a single class, each outstanding share of convertible preferred stock is entitled to a number of votes equal to the number of votes possessed by the shares of common stock into which the share of preferred stock was convertible as of the record date for the Annual Meeting. As of the record date, each share of preferred stock was convertible into 59.76 shares of common stock. With respect to the election of the two directors to be elected by holders of convertible preferred stock voting as a separate class, each outstanding share of convertible preferred stock is entitled to one vote.

          Quorum. Holders of shares representing a majority of the voting power entitled to vote at the Annual Meeting who are present in person or represented by proxy will constitute a quorum to conduct business at the meeting. The inspectors of election appointed at the meeting will determine the existence of a quorum and tabulate the votes cast at the meeting.

           Voting. Directors are elected by a plurality of the votes cast. Accordingly, the seven directors to be elected by holders of common stock and holders of convertible preferred stock voting together as a single class will be elected by a plurality of the votes cast by those holders, and the two directors to be elected by holders of convertible preferred stock will be elected by a plurality of the votes cast by those holders. With respect to each other matter to be voted on at the Annual Meeting, the affirmative vote of holders of a majority of the voting power present in person or represented by proxy and entitled to vote will be required for approval of the matter.

          A stockholder may withhold authority to vote for one or more nominees for director and may abstain from voting on one or more of the other matters to be voted on at the Annual Meeting. Shares for which authority is withheld or which a stockholder abstains from voting will be counted for purposes of determining whether a quorum is present. Shares for which authority is withheld will have no effect on the vote for election of directors (which, as noted, requires a plurality of the votes cast). Shares which a stockholder abstains from voting will be included in the total of the votes cast and will have the effect of a vote against the matter in question. If a broker or nominee indicates on a proxy card that it does not have discretionary authority to vote on a particular matter, the shares will be counted for purposes of determining whether a quorum is present (if the shares are voted on any matter) but will not be included in the total of the votes cast and thus will have no effect on the outcome of the vote.

          Telephone and Internet Voting. Stockholders whose shares are registered in their names directly with our stock registrar and transfer agent, Computershare Investor Services, may vote their shares telephonically by calling Computershare at (877) 482-6155. Stockholders whose shares are registered in the name of a brokerage firm, bank or other nominee may be able to vote their shares telephonically or via the Internet. Check the information provided to you by your broker, bank or other holder of record to see which options are available to you.

          Proxies. If a stockholder properly completes and returns the accompanying proxy card, the shares of stock represented by the proxy will be voted as the stockholder directs. If no directions are given, the persons appointed as proxy holders will vote the shares in accordance with the recommendations of our Board of Directors.

          A stockholder may revoke a proxy at any time before it is voted by filing a signed notice of revocation with the Secretary of the Company or by returning a properly completed proxy card bearing a later date. In addition, a stockholder may revoke a proxy by attending the Annual Meeting in person and requesting to vote. Attendance at the meeting in person will not, by itself, constitute revocation of the proxy.

STOCK OWNERSHIP

Stock Ownership of Certain Stockholders

          The following table provides certain information regarding the beneficial ownership of our common stock by each person (other than a director or executive officer) who was known to us to be the beneficial owner as of March 23, 2001 of more than 5% of our outstanding common stock:

Name and Address	Shares Beneficially Owned	Percentage(1)
MDP Entities(2),(4)	2,241,135	11.36%
c/o Madison Dearborn Partners, LLC
70 West Madison Street
Chicago, Illinois 60602

Bain Entities(3),(4)	2,218,724	11.25%
c/o Bain Capital, Inc.
Two Copley Place
Boston, Massachusetts 02116

Westfield Capital Management Co., Inc.(5)	1,463,227	7.42%
One Financial Center
Boston, Massachusetts 02111

Larry N. Feinberg(6)	1,050,000	5.32%
c/o Oracle Partners, L.P.
200 Greenwich Avenue, Third Floor
Greenwich, Connecticut 06830

(1)
The percentages in this column were calculated assuming the conversion as of March 23, 2001 of all 74,625 outstanding shares of our convertible preferred stock into 4,459,859 shares of common stock, for an assumed total of 19,729,655 shares of common stock outstanding.

(2)
The shares shown represent the 37,500 shares of our convertible preferred stock owned by the following investment funds associated with Madison Dearborn Partners, LLC (the “MDP Entities”), assuming the conversion as of March 23, 2001 of all of these shares into shares of common stock:

	Shares of Convertible Preferred Stock	Equivalent Shares of Common Stock	Percentage of Outstanding Shares
Madison Dearborn Capital Partners III, L.P.	36,538.68	2,183,683	11.07%
Madison Dearborn Special Equity III, L.P.	811.32	48,487	0.25%
Special Advisors Fund I, LLC, L.P.	150.00	8,965	0.05%

The Schedule 13D jointly filed by the Bain Entities and the MDP Entities (see Note 3) reported that Madison Dearborn Partners III, L.P., as the sole general partner of each of the MDP Entities, and Madison Dearborn Partners, LLC, as the sole general partner of Madison Dearborn Partners III, L.P., may be deemed to share voting and dispositive power with respect to 2,142,857 shares of common stock.

(3)
The shares shown represent the 37,125 shares of our convertible preferred stock owned by the following investment funds associated with Bain Capital, Inc. (the “Bain Entities”), assuming the conversion as of March 23, 2001 of all of these shares into shares of common stock:

	Shares of Convertible Preferred Stock	Equivalent Shares of Common Stock	Percentage of Outstanding Shares
Bain Capital Fund VI, L.P.	25,403.76	1,518,200	7.70%
BCIP Associates II	4,491.38	268,421	1.36%
BCIP Associates II-B	615.62	36,792	0.19%
BCIP Associates II-C	1,319.76	78,874	0.40%
BCIP Trust Associates II	1,291.22	77,168	0.39%
BCIP Trust Associates II-B	206.08	12,316	0.06%
Pep Investments Pty. Limited	84.68	5,061	0.03%
Brookside Capital Partners Fund L.P.	1,856.25	110,936	0.56%
Sankaty High Yield Asset Partners, L.P.	1,856.25	110,936	0.56%

A Schedule 13D, dated November 22, 1999, jointly filed by the Bain Entities and the MDP Entities reported that each of the Bain Entities has sole voting and sole dispositive power with respect to its shares.

The Schedule 13D also reported that (1) other entities related to Bain Capital, Inc., in their roles as general partners of the Bain Entities, may be deemed to control some of the Bain Entities and thus share voting and dispositive power with respect to their shares, and that (2) W. Mitt Romney, an individual, may be deemed to share voting and dispositive power with respect to 2,116,588 shares of common stock in his capacity as the sole shareholder of Bain Capital, Inc. and of other entities that serve as general partners of the Bain Entities.

(4)
The Bain Entities and the MDP Entities have agreed to vote their shares of convertible preferred stock in accordance with the terms of an inter-investor agreement. By reason of this agreement, the Bain Entities and the MDP Entities may be deemed to constitute a “group” for purposes of the Securities Exchange Act of 1934. Accordingly, by virtue of their beneficial ownership of 74,625 shares of convertible preferred stock, the Bain Entities and the MDP Entities may be deemed to beneficially own 4,459,859 shares of common stock, representing approximately 22.61% of the total number of outstanding shares of common stock.

(5)	The shares shown as beneficially owned by Westfield Capital Management Co., Inc. are derived from a Schedule 13G, dated January 25, 2001, filed by Westfield Capital Management Co., Inc.

(6)
The shares shown as beneficially owned by Larry N. Feinberg are derived from a Schedule 13G, dated March 8, 2001, jointly filed by Oracle Partners, L.P., Oracle Institutional Partners, L.P., Oracle Investment Management, Inc., which serves as the investment manager to and has investment discretion over the securities held by SAM Oracle Investments Inc., Oracle Offshore Limited, and the Oracle Management, Inc. Employees Retirement Plan, Oracle Associates, LLC, which serves as the general partner of Oracle Partners, L.P. and Oracle Institutional Partners, L.P., and Larry N. Feinberg, an individual, who serves as the senior managing member of Oracle Associates, LLC, is the sole shareholder and president of Oracle Investment Management, Inc., and is the trustee of the Feinberg Family Foundation. The Schedule 13G reported that: Mr. Feinberg holds sole voting and dispositive power over 3,200 shares and shared voting and dispositive power over 1,046,800 shares; Oracle Partners, L.P. holds shared voting and dispositive power over 613,600 shares; Oracle Institutional Partners, L.P. holds shared voting and dispositive power over 165,600 shares; Oracle Investment Management, Inc. holds shared voting and dispositive power over 276,600 shares; and Oracle Associates, LLC holds shared voting and dispositive power over 779,200 shares.

Stock Ownership of Directors and Executive Officers

          The following table provides certain information regarding the beneficial ownership of our common stock as of March 23, 2001 by (1) each of our directors, (2) each of our executive officers listed in the Summary Compensation Table on page 11 and (3) all of our directors and executive officers as a group:

	Shares Beneficially Owned	Options and Warrant Shares Beneficially Owned(1)	Combined Percentage(2)(3)
Jack W. Schuler(4)	1,003,665	55,310	5.35%
Mark W. Miller(5)	570,813	85,492	3.31%
John P. Connaughton(6)	—	20,253	*
Rod F. Dammeyer(7)	1,000	38,552	*
Patrick F. Graham	5,783	35,273	*
John Patience	289,648	54,722	1.74%
Thomas Reusché(8)	—	20,253	*
Peter Vardy(9)	113,996	59,201	*
L. John Wilkerson, Ph.D.(10)	29,226	53,491	*
Richard T. Kogler	—	29,152	*
Anthony J. Tomasello	87,407	5,695	*
Frank J.M. ten Brink	4,960	59,253	*
All directors and executive officers as a group (12 persons)	2,106,498	516,647	12.96%

*	Less than 1%.

(1)	This column shows shares of common stock issuable upon the exercise of stock options or warrants exercisable as of or within 60 days after March 23, 2001.

(2)
The percentages in this column were calculated assuming the conversion as of March 23, 2001 of all 74,625 outstanding shares of our convertible preferred stock into 4,459,859 shares of common stock, for an assumed total of 19,729,655 shares of common stock outstanding.

(3)
Shares of common stock issuable under stock options or warrants exercisable as of or within 60 days after March 23, 2001 are considered outstanding for purposes of computing the percentage of the person holding the option or warrant but are not considered outstanding for purposes of computing the percentage of any other person.

(4)
The shares shown as beneficially owned by Mr. Schuler include 35,218 shares owned by his wife and trusts for the benefit of his children, with respect to which Mr. Schuler disclaims any beneficial interest.

(5)	The shares shown as beneficially owned by Mr. Miller include 76,346 shares owned by trusts for the benefit of his sons, with respect to which Mr. Miller disclaims any beneficial interest.

(6)
Mr. Connaughton is a managing director of Bain Capital, Inc. See “Stock Ownership—Stock Ownership of Certain Beneficial Owners.” Mr. Connaughton has assigned to Bain Capital, Inc. all of the stock options granted to him under our Directors Stock Option Plan. As a managing director of Bain Capital, Inc., Mr. Connaughton may be deemed to share voting and dispositive power with respect to the shares of our stock owned by the Bain Entities. Mr. Connaughton disclaims any beneficial interest in these stock options or shares except to the extent of any pecuniary interest arising from his managing directorship of Bain Capital, Inc.

(7)	The shares shown as beneficially owned by Mr. Dammeyer include 1,000 shares owned by his wife, with respect to which Mr. Dammeyer disclaims any beneficial interest.

(8)
Mr. Reusché is a managing director of Madison Dearborn Partners, LLC. See “Stock Ownership —Stock Ownership of Certain Beneficial Owners.” Mr. Reusché has assigned to Madison Dearborn Partners, LLC all of the stock options granted to him under our Directors Stock Option Plan. As a managing director of Madison Dearborn Partners, LLC, Mr. Reusché may be deemed to share voting and dispositive power with respect to the shares of our stock owned by the MDP Entities. Mr. Reusché disclaims any beneficial interest in these stock options or shares except to the extent of any pecuniary interest arising from his managing directorship of Madison Dearborn Partners, LLC.

(9)	The shares shown as beneficially owned by Mr. Vardy include 47,614 shares owned by trusts for the benefit of his children, with respect to which Mr. Vardy disclaims any beneficial interest.

(10)
Dr. Wilkerson has assigned to Galen Advisors, LLC all of the stock options granted to him under our Directors Stock Option Plan. Dr. Wilkerson disclaims any beneficial interest in these stock options except to the extent of any pecuniary interest arising from his membership interest in Galen Advisors, LLC.

Item 1

ELECTION OF DIRECTORS

          Our Board of Directors is currently comprised of nine directors. All nine directors will be elected at the Annual Meeting. Seven directors will be elected by holders of our common stock and holders of convertible preferred stock voting together as a single class, and two directors will be elected by holders of our convertible preferred stock voting as a separate class. Each director elected will hold office until our Annual Meeting of Stockholders in 2002 or until his successor is elected and qualified.

Nominees for Director

          The following table provides certain information regarding the nominees for election as directors. All nine nominees are currently serving as our directors.

Nominees for Election by Holders of Common Stock and Convertible Preferred Stock
Voting Together as a Single Class

Name	Position with Company	Age
Jack W. Schuler	Chairman of the Board of Directors	60
Mark C. Miller	President, Chief Executive Officer and a Director	45
Rod F. Dammeyer	Director	60
Patrick F. Graham	Director	61
John Patience	Director	53
Peter Vardy	Director	70
L. John Wilkerson, Ph.D.	Director	57

Nominees for Election by Holders of Convertible Preferred Stock
Voting as a Separate Class

Name	Position with Company	Age
John P. Connaughton	Director	35
Thomas R. Reusché	Director	45

          Jack W. Schuler has served as our Chairman of the Board of Directors since January 1990. From January 1987 to August 1989, Mr. Schuler served as president and chief operating officer of Abbott Laboratories, where he served as a director from April 1985 to August 1989. Mr. Schuler serves as a director of Chiron Corporation, Medtronic, Inc. and Ventana Medical Systems, Inc. He is a co-founder of Crabtree Partners LLC, a private investment firm in Lake Forest, Illinois, which was formed in June 1995. Mr. Schuler received a B.S. degree in mechanical engineering from Tufts University and a M.B.A. degree from the Stanford University Graduate School of Business Administration.

          Mark C. Miller has served as our President and Chief Executive Officer and a director since joining us in May 1992. From May 1989 until he joined us, Mr. Miller served as vice president for the Pacific, Asia and Africa in the International Division of Abbott Laboratories, which he joined in 1976 and where he held a number of management and marketing positions. He is a director of AmericasDoctor.com, Ventana Medical Systems, Inc. and Lake Forest Hospital. Mr. Miller received a B.S. degree in computer science from Purdue University, where he graduated Phi Beta Kappa.

          Rod F. Dammeyer has served as a director since January 1998. He is the President of CAC, llc, a private company providing capital investment and management advisory services, and is the retired vice chairman of Anixter International, where he served from 1985 until February 2001, and the retired managing partner of Equity Group Corporate Investments, where he served from 1995 until June 2000. Mr. Dammeyer serves as a director of Antec Corporation, GATX Corporation and TeleTech Holdings, Inc., and as a trustee of Van Kampen Investments, Inc. closed-end funds. He received a B.S. degree from Kent State University.

           Patrick F. Graham has served as a director since May 1991. Mr. Graham is a vice president of A. T. Kearney and is the head of its global strategy practice and a director of Intelidata Technologies, Inc. He was a co-founder of Bain & Company, Inc., where he served in a number of positions from 1973 to 1997. He received a B.A. degree in economics from Knox College and a M.B.A. degree from the Stanford University Graduate School of Business Administration.

          John Patience has served as a director since our incorporation in March 1989. He is a co-founder and partner of Crabtree Partners LLC, a private investment firm in Lake Forest, Illinois, which was formed in June 1995. From January 1988 to March 1995, Mr. Patience was a general partner of Marquette Venture Partners, L.P., a venture capital fund which he co-founded and which led our initial capitalization. Mr. Patience serves as a director of Ventana Medical Systems, Inc. He received B.A. and LL.B. degrees from the University of Sydney in Sydney, Australia, and a M.B.A. degree from the Wharton School of Business of the University of Pennsylvania.

          Peter Vardy has served as a director since July 1990. He is the managing director of Peter Vardy & Associates, an international environmental consulting firm in Chicago, Illinois, which he founded in June 1990. From April 1973 to May 1990, Mr. Vardy served at Waste Management, Inc., where he was vice president, environmental management. Mr. Vardy received a B.S. degree in geological engineering from the University of Nevada.

          L. John Wilkerson, Ph.D., has served as a director since July 1992. Dr. Wilkerson is a general partner of Galen Partners, L.P. and Galen Partners International, L.P., affiliated health care venture capital funds, and serves as a director of Ventro Corp. and several privately held health care companies. Dr. Wilkerson received a B.S. degree in biological sciences from Utah State University and a Ph.D. degree in managerial economics and marketing research from Cornell University.

          John P. Connaughton has served as a director since November 1999. He has been a managing director of Bain Capital, Inc. since 1997 and a member of the firm since 1989. Prior to joining Bain Capital, Inc., Mr. Connaughton was a consultant at Bain & Company, where he worked in consumer products and health care strategy consulting. Mr. Connaughton serves as a director of Dade Behring, Inc., Datek Online Holdings, Inc., DealTime.com Ltd., Epoch Senior Living, The Island ECN, Inc. and Vivra, Inc. Mr. Connaughton received a B.S. degree in commerce from the University of Virginia and a M.B.A. degree from the Harvard University Graduate School of Business, where he was a Baker Scholar.

          Thomas R. Reusché has served as a director since November 1999. He is a managing director and co-founder of Madison Dearborn Partners, LLC. Prior to founding Madison Dearborn Partners, LLC in 1992, Mr. Reusché was a senior investment manager of First Chicago Venture Capital, which comprised the private equity investment activities of First Chicago Corporation, the holding company parent of First National Bank of Chicago. Mr. Reusché serves as a director of Hines Horticulture, Inc., Woods Equipment Company and a number of private companies. He received an A.B. degree from Brown University and a M.B.A. degree from the Harvard University Graduate School of Business.

Committees of the Board

          Our Board of Directors has standing Compensation and Audit Committees. It does not have a standing nominating committee.

          The Compensation Committee, whose members currently are Dr. Wilkerson (Chairman) and Messrs. Connaughton, Graham and Vardy, makes recommendations to the full Board of Directors concerning the base salaries and cash bonuses of our executive officers and reviews our employee compensation policies generally. The Compensation Committee also administers our stock option plans as they apply to executive officers.

          The Audit Committee, whose members currently are Messrs. Dammeyer (Chairman), Patience, Reusché and Vardy, makes recommendations to the full Board of Directors regarding the selection of independent public accountants, reviews the results and scope of the audit and other services provided by our independent public accountants, and reviews and evaluates the Company’s financial reporting process and internal accounting controls. The charter of the Audit Committee appears as Exhibit A to this Proxy Statement.

Meetings

          Our Board of Directors held four meetings during 2000 and acted without a formal meeting on a number of occasions by unanimous written consent. The Compensation Committee held one meeting and acted without a formal meeting on several occasions during 2000, and the Audit Committee held two meetings during the year.

          All of our directors attended in person or participated by teleconference in all of the meetings of the Board of Directors during 2000, with the exception of one director (Mr. Graham) who missed two meetings and another director (Mr. Vardy) who missed one meeting. All of the members of the Compensation and Audit Committees attended the respective meetings of those committees, with the exception of one director (Mr. Vardy) who missed one meeting of the Audit Committee.

Compensation of Directors

          Historically, our directors have not received fees or other cash compensation for their services as directors. Beginning with the election of directors at the Annual Meeting, however, each of our outside directors (i.e., directors who are neither officers nor employees of ours) will receive annual fees of $50,000, payable in quarterly installments.

          Our Directors Stock Option Plan, which was adopted in June 1996, authorizes nonstatutory stock options for a total of 285,000 shares of common stock to be granted to our outside directors. As of December 31, 2000, 32,143 shares were available for future option grants under the plan. In February 2001, the Board of Directors amended and restated the plan to add 300,000 shares to the authorized total and to change the plan in certain other respects. This amendment and restatement is subject to stockholder approval at the Annual Meeting. See “Item 2—Approval of Amendment and Restatement of Directors Stock Option Plan.”

          The amendment and restatement of the Directors Stock Option Plan authorizes the Board of Directors to adopt a conversion program to allow each outside director irrevocably to elect, prior to becoming entitled to any annual fees for his services as a director, to convert into options under the plan all or any portion of the annual fees that he otherwise would have been paid. The Board has adopted a conversion program which, if the amendment and restatement of the plan is approved by our stockholders, would allow each outside director nominated for reelection at the Annual Meeting irrevocably to elect, prior to the Annual Meeting, to convert all or any portion of the annual fees that he would otherwise receive if reelected as a director into a number of options under the plan equal to (i) the product of four times the amount of the annual fees that he elects to convert divided by (ii) the average closing price of a share of our common stock during the 12-month period ending on the last trading day prior to the Annual Meeting. The exercise price of each option would be the closing price on the day of the Annual Meeting.

          Under the terms of the Directors Stock Option Plan in effect during 2000 following the amendment of the plan by the Board of Directors in February 2000, the Board of Directors was authorized to grant stock options to outside directors at the times and in the amounts that the Board determined, taking into account as guidelines the formula-based awards that the plan had originally specified. Consistent with these guidelines, in February 2000, the Board granted options for 16,128 shares to each of our two new directors, Messrs. Connaughton and Reusché, who were elected directors in November 1999, and in May 2000, granted options for 4,500 shares to each of the eight outside directors (including Messrs. Connaughton and Reusché) who were reelected as directors at the 2000 Annual Meeting.

           Under the terms of the Directors Stock Option Plan as amended and restated, the Board of Directors is authorized to grant stock options to outside directors at the times and in the amounts that the Board determines, taking into account any guidelines that the Board may adopt from time to time for this purpose. The Board has not yet adopted any guidelines for annual option grants, and does not currently contemplate granting any options to outside directors during 2001 other than options granted pursuant to the conversion program described above.

          The exercise price of each option granted under the Directors Stock Option Plan is the closing price on the date of the option grant. The term of each option granted prior to January 1, 2000 is six years from the grant date, and the term of each option granted after December 31, 1999 is 10 years from the grant date. Each option vests in 12 equal monthly installments and may be exercised only when it is vested. Each vested option granted prior to the amendment of the plan in February 2000 may be exercised only while the holder of the option remains a director or during the 90-day period following the date that he or she ceases to serve as a director. Each vested option granted after the amendment of the plan in February 2000 remains exercisable for the term of the option, notwithstanding that the holder has ceased to serve as a director, unless (i) the Board of Directors considers an earlier expiration date appropriate, taking into account the circumstances in which the holder ceased to serve as a director, or (ii) the director was removed from office, in which case the option remains exercisable for only 30 days after his or her removal. The Directors Stock Option Plan currently has a six-year term, and no option may be granted under the plan after its expiration in June 2002. If the amendment and restatement of the Directors Stock Option Plan is approved by the stockholders, the term of the plan will be extended until May 31, 2006. See “Item 2—Approval of Amendment and Restatement of Directors Stock Option Plan.”

          Each option granted under the Directors Stock Option Plan is transferable to (i) a member of the outside director’s immediate family, (ii) a trust for the primary benefit of the outside director or one or more members of his or her immediate family, or (iii) a corporation, partnership or other entity which, together with its affiliates, owns at the time of transfer at least 2% of our outstanding common stock or 10% of our convertible preferred stock and to which the outside director has a contractual obligation to assign his “outside” remuneration.

Nominees of Holders of Convertible Preferred Stock

          Messrs. Connaughton and Reusché serve as two of our directors as the respective designees of the Bain Entities and the MDP Entities. Pursuant to the terms on which we sold 75,000 shares of our convertible preferred stock to the Bain Entities and the MDP Entities, as long as they and their respective affiliates own 50% or more of the “underlying common stock” (i.e., the shares of common stock issuable, or previously issued, upon conversion of the convertible preferred stock), they have the right, voting as a separate class, to elect two directors to our Board of Directors. If they and their respective affiliates cease to hold 50% but still hold 25% or more of the underlying common stock, they have the right, voting as a separate class, to elect one director; and if they cease to hold 25% of the underlying common stock, their right to elect directors as a separate class terminates.

          At the closing in November 1999 of our sale of convertible preferred stock to the Bain Entities and the MDP Entities, we also entered into a corporate governance agreement. This agreements contains, among other provisions, provisions intended to implement the right of the Bain Entities and the MDP Entities to elect directors to our Board. The agreement requires us to nominate their two designees for election to our Board of Directors, and if our stockholders fail to elect a nominated designee, to appoint the nominated designee as a director (increasing the number of our directors to permit the appointment, if necessary).

          Pursuant to the terms on which we sold convertible preferred stock to the Bain Entities and the MDP Entities, as long as there are 18,750 shares of convertible preferred stock outstanding, holders of convertible preferred stock have the right to elect a majority of our directors upon the occurrence of certain bankruptcy events (e.g., if we make an assignment for the benefit of creditors or admit in writing our inability to pay our debts generally as they become due).

EXECUTIVE COMPENSATION

          The following table provides certain information regarding the compensation paid to or earned by our President and Chief Executive Officer and our three other executive officers (the “named executive officers”) for services rendered in 2000, 1999 and 1998:

Summary Compensation Table

	Fiscal Year	Annual Compensation		Long-Term Compensation Awards	All Other Compensation(1)
		Salary	Bonus	Number of Securities Underlying Options
Mark C. Miller	2000	$235,000	$ —	50,000	$4,701
President and Chief Executive	1999	235,000	141,000	83,148	3,323
Officer	1998	235,000	30,500	51,429	300

Richard T. Kogler(2)	2000	175,000	18,750	33,000	1,500
Executive Vice President and	1999	168,269	125,000	132,500	300
Chief Operating Officer	1998	—	—	—	—

Anthony J. Tomasello	2000	175,000	100,000	20,000	1,500
Executive Vice President and	1999	168,269	—	39,130	300
Chief Technical Officer	1998	150,000	1,750	22,000	300

Frank J.M. ten Brink	2000	175,000	—	33,000	1,500
Executive Vice President	1999	168,269	93,000	69,781	300
Chief Financial Officer	1998	150,000	16,867	20,429	300

(1)
These amounts represent our matching contributions under our 401(k) plan. For 2000, the matching contribution was 50% of the first 5% of compensation contributed by a participant, up to a maximum matching contribution of $1,500. For 1999 and 1998, the matching contribution was 30% of the first $1,000 contributed by each participant. The amounts shown for Mr. Miller in 2000 and 1999 also include $3,201 and $3,023, respectively, in life insurance premiums that we reimbursed to him.

(2)	Mr. Kogler joined us in December 1998. The amounts shown for Mr. Kogler’s bonuses in 2000 and 1999 include $18,750 and $25,000, respectively, paid to him as a signing bonus for joining us.

2000 Stock Option Grants

          The following table provides certain information regarding stock options granted to the named executive officers in 2000. In accordance with the rules of the Securities and Exchange Commission, the following table also provides the potential realizable value over the term of the options (i.e., the period from the date of grant to the date of expiration) based upon assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts do not represent forecasts of the future appreciation of the price of our common stock. We did not grant stock appreciation rights to any named executive officer in 2000.

Option Grants in Last Fiscal Year

	Individual Grants		Exercise Price Per Share(3)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
	Number of Securities Underlying Options(1)	% of Total Options Granted to Employees in Fiscal Year(2)			5%	10%
Mark C. Miller	50,000	10.10%	$20.25	5/31/10	$636,756	$1,613,664

Richard T. Kogler	33,000	6.67%	20.25	5/31/10	420,259	1,065,018

Anthony J. Tomasello	20,000	4.04%	20.25	5/31/10	254,702	645,466

Frank J.M. ten Brink	33,000	6.67%	20.25	5/31/10	420,259	1,065,018

(1)
All of the stock options granted to the named executive officers were granted under our 1995 Incentive Compensation Plan. Each option granted vests over a four-year period: one-quarter of the option vests at the end of the first year, and the balance of the option vests in equal monthly increments over the next 36 months.

(2)
The percentages shown in the table reflect options for a total of 494,850 shares granted to employees during 2000. The options granted to employees other than the named executive officers were granted under our 1997 Stock Option Plan and 2000 Nonstatutory Stock Option Plan.

(3)	The exercise price per share shown in the table is equal to the closing price of a share of our common stock on the date of grant.

(4)
The potential realizable value was calculated on the basis of the 10-year term of each option on its grant date, assuming that the fair market value of the underlying stock on the grant date appreciates at the indicated annual rate compounded annually for the entire term of the term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. The potential realizable value of each option was calculated using the exercise price of the option as the fair market value of the underlying stock on the grant date.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

	Shares Acquired On Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In- the-Money Options at Fiscal Year End(2)
			Vested	Unvested	Vested	Unvested
Mark C. Miller	59,772	$1,439,011	48,019	143,222	$1,343,531	$3,318,913

Richard T. Kogler	25,000	404,375	18,117	122,383	459,719	2,857,969

Anthony J. Tomasello	37,235	289,819	—	55,745	—	1,286,279

Frank J.M. ten Brink	24,600	468,129	47,798	105,812	1,374,453	2,508,180

(1)
The value realized was determined by multiplying the number of option shares acquired by the closing price of a share of our common stock on the date or respective dates of exercise, and then subtracting the aggregate exercise price.

(2)
The value of in-the-money stock options was determined by multiplying the number of vested (exercisable) or unvested (unexercisable) options by $38.125 per share, which was the closing price of a share of our common stock on December 31, 2000, and then subtracting the aggregate exercise price.

Stock Option Plans

          We have adopted three stock option plans in addition to the Directors Stock Option Plan: (1) the 2000 Nonstatutory Stock Option Plan (the “2000 Plan”), which our Board of Directors adopted in February 2000; (2) the 1997 Stock Option Plan (the “1997 Plan”), which our Board of Directors adopted in February 1997 and our stockholders approved in April 1997; and (3) the Incentive Compensation Plan (the “1995 Plan”), which our Board of Directors adopted in August 1995 and our stockholders approved in September 1995. As amended by the Board of Directors in February 2001 to add 250,000 shares to the authorized total, the 2000 Plan authorizes options to be granted for a total of 750,000 shares of common stock. The 1997 and 1995 Plans each authorize options to be granted or, in the case of the 1995 Plan, restricted stock awarded, for a total of 1,500,000 shares of common stock. If an option under any plan expires unexercised or is surrendered, the shares subject to the option once again become available for future option grants.

          As of December 31, 2000, 170,425 shares were available for future option grants under the 2000 Plan, 288,329 shares were available for future option grants under the 1997 Plan, and 243,703 shares were available for future option grants (or restricted stock awards) under the 1995 Plan. Each plan has a 10-year term, and no option may be granted under any plan after its expiration.

          The 2000 Plan provides for the grant of nonstatutory stock options. The 1997 and 1995 Plans provide for the grant of both nonstatutory stock options and incentive stock options intended to satisfy the requirements of section 422 of the Internal Revenue Code of 1986. The 1995 Plan also provides for restricted stock awards. Options may be granted to our employees and consultants under all three plans, but only our employees may be granted incentive stock options under the 1997 Plan or 1995 Plan. Officers may not be granted options under the 2000 Plan. Directors may be granted nonstatutory stock options under the 1997 Plan but may not be granted options under the 2000 Plan or 1995 Plan.

          All three plans are administered by our Board of Directors with respect to all eligible persons other than our executive officers and by the Compensation Committee of the Board with respect to our executive officers. The Board of Directors or the Compensation Committee, as the case may be, selects the eligible persons to whom options are granted or, in the case of the 1995 Plan, restricted stock is awarded and, subject to the provisions of the particular plan, determines the terms of each option or award, including, in the case of an option, the number of shares, type of option, exercise price and vesting schedule.

          The exercise price per share of options granted under all three plans may not be less than the closing price of a share of our common stock on the date of grant. The maximum term of an option granted under any plan may not exceed 10 years. An option may be exercised only when it is vested and, in the case of an option granted to an employee, only while the holder of the option remains our employee or during the 90-day period following the termination of his or her employment or, in the case of the 2000 Plan, for the period specified in the option agreement. In the discretion of the Board of Directors or the Compensation Committee, as the case may be, this 90-day or specified period may be extended to any date ending on or before the option’s expiration date. Options granted under all three plans become exercisable upon a “change in control,” and, in addition, the Board of Directors or the Compensation Committee, as the case may be, otherwise may accelerate the exercisability of an option at any time.

Other Plans

          We maintain a 401(k) plan in which employees who have completed six months’ employment are eligible to participate. The plan permits us to make matching contributions of a percentage of the participants’ own contributions to the plan as determined each year by the Board of Directors. For 2000, we made a matching contribution of 50% of the first 5% of compensation that each participant contributed to the plan, up to a maximum matching contribution of $1,500.

Employment Agreements

          We have not entered into written employment agreements with any of our executive officers. All of our executive officers and employees have signed confidentiality agreements with us.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

          The compensation of our executive officers is determined generally by the Compensation Committee of the Board of Directors. The four members of the Committee, Dr. Wilkerson (Chairman) and Messrs. Connaughton, Graham and Vardy, are outside directors of the Company.

          Decisions of the Compensation Committee relating to executive officers’ base salaries and cash bonuses are subject to the review and approval of the full Board of Directors; decisions of the Compensation Committee relating to executive officers’ stock options are reviewed by the full Board but are not subject to the Board’s approval.

Executive Compensation Policies

          Our executive compensation policies seek to coordinate executive officers’ compensation with our performance objectives and business strategy. These policies are intended to attract, motivate and retain executive officers whose contributions are critical to our long-term success and to reward executive officers for attaining individual and Company objectives that enhance stockholder value.

          Our compensation program for executive officers consists of cash compensation and long-term compensation. Cash compensation is paid in the form of a base salary and a discretionary cash bonus, and long-term compensation is paid in the form of stock options. Bonuses are intended to provide executive officers with an opportunity to earn additional cash compensation through individual and collective performance. Stock options are intended to focus executive officers on managing our business from the perspective of owners with an equity interest and to align their long-term compensation with the benefits realized by our stockholders.

          Salaries. The Compensation Committee determines the salaries of executive officers on the basis of (i) the individual officer’s salary grade, scope of responsibilities and level of experience, (ii) the rate of inflation, (iii) the range of salary increases for our employees generally and (iv) the salaries paid to comparable officers in comparable companies. The Compensation Committee has not commissioned any formal surveys of executive officer compensation at comparable companies, but has relied on published salary surveys for indications of salary trends generally and at small growth companies in particular.

          The Compensation Committee considered it appropriate to leave the base salaries of our executive officers unchanged during 2000 in light of the substantial cash bonuses paid to Messrs. Miller, Kogler and ten Brink in November 1999 following the successful completion of our acquisition of the medical waste business of Browning-Ferris Industries, Inc. (“BFI”) and the substantial cash bonus paid to Mr. Tomasello in January 2000.

          Cash Bonuses. Under our cash bonus program for executive officers, each executive officer is eligible for a cash bonus of a percentage of his base salary. The Compensation Committee specifies the percentage to be used and determines the actual bonus award on the basis of specific individual and Company performance goals and criteria. The Committee has not yet determined the bonuses, if any, to be paid to our executive officers for their performance in 2000.

          Pursuant to our cash bonus program, in January 2000, the Company paid a cash bonus of $100,000 to Mr. Tomasello in recognition of his efforts during 1999 in developing joint venture and other opportunities to exploit the Company’s proprietary electro-thermal-deactivation technology in overseas markets.

           Under our cash bonus program, executive officers may irrevocably elect, in advance of any award, to forego some portion or all of any bonus otherwise payable under the bonus program and receive instead an immediately vested nonstatutory stock option at an exercise price per share equal to the closing price of a share of our common stock on the bonus award date. The number of shares for which an option is granted is determined by dividing the product of four times the amount of the cash bonus that a participating executive officer elects to forego by the closing price on the bonus award date.

          Stock Options. The Compensation Committee believes that the grant of stock options is a desirable method of acknowledging the efforts of the Company’s executive officers and encouraging their continued high levels of performance. In deciding on the stock option grants to individual executive officers, the Compensation Committee generally employs a formula taking into account each officer’s salary grade and our financial performance as measured by a trailing average of the market price of our common stock. The Compensation Committee then adjusts the formula-based option grant by a factor reflecting the Committee’s assessment of the individual officer’s performance, initiative, contribution to our success and total compensation package. In accordance with this adjusted formula, in May 2000 the Committee granted Messrs. Miller, Kogler, Tomasello and ten Brink options for 50,000, 33,000, 20,000 and 33,000 shares of common stock, respectively, for their performance in 1999.

Compensation of Chief Executive Officer

          The Compensation Committee determines the compensation of the Company’s President and Chief Executive Officer, Mark C. Miller, on the basis of the same criteria applicable to the Company’s executive officers generally.

          As noted earlier, the Committee considered it appropriate to leave Mr. Miller’s base salary of $235,000 unchanged during 2000 in light of the cash bonus of $141,000 paid to him in November 1999 for his leadership in our successful completion of the BFI acquisition. The Compensation Committee granted Mr. Miller an option for 50,000 shares in May 2000 for his performance in 1999. The factors most influencing the Committee in making Mr. Miller’s stock option grant were (i) his significant leadership in identifying and negotiating our 13 acquisitions during 1999 (in addition to the BFI acquisition), (ii) his management of the Company’s growth strategy generally and (iii) his oversight of the integration of acquired businesses into the Company’s operations.

Compensation Committee

L. John Wilkerson, Ph.D., Chairman
John P. Connaughton
Patrick F. Graham
Peter Vardy

REPORT OF THE AUDIT COMMITTEE

          We have reviewed and discussed with management the audited consolidated financial statements of Stericycle, Inc. and subsidiaries as of December 31, 2000 and for the year then ended (the “2000 financial statements”).

          We have discussed with Stericycle’s independent auditors, Ernst & Young LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants.

          We have received and reviewed the written disclosures and letter from Ernst & Young LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, of the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

          Based upon these reviews and discussions, we have recommended to the Board of Directors that the 2000 financial statements be included in Stericycle’s annual report on Form 10-K for the year ended December 31, 2000.

          We have also considered whether the provision of services by Ernst & Young LLP unrelated to their audit of the 2000 financial statements or to their review of the interim financial statements included in Stericycle’s quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2000, is compatible with maintaining the independence of Ernst & Young LLP.

Audit Committee

Rod F. Dammeyer, Chairman
John Patience
Thomas Reusché
Peter Vardy

PERFORMANCE GRAPH

          The following graph compares the cumulative total return (i.e., stock price appreciation plus dividends) on our common stock for the period from August 23, 1996, when our common stock was first traded, through December 31, 2000, with the cumulative total return for the same period on the Nasdaq NMS Composite Index, the Russell 3000 Index and an index of a peer group of companies that we selected. The graph assumes that $100 was invested on August 23, 1996 in our common stock and in the stock represented by each of the three indexes, and that all dividends were reinvested. The common stock of the following companies has been included in the peer group index: Allied Waste Industries, Inc.; Browning-Ferris Industries, Inc. (for 1996, 1997 and 1998); Isolyser Company, Inc. (for 1996-1999); Isomedix, Inc. (for 1996); Safety-Kleen Corporation (for 1996 and 1997); Sterigenics International, Inc. (for 1997 and 1998); SRI/Surgical Express, Inc. (formerly Sterile Recoveries, Inc.); Steris Corporation; United Waste Systems, Inc. (for 1996 and 1997); U.S.A. Waste Services, Inc. (for 1996 and 1997); and Waste Management, Inc. The stock price performance of our common stock reflected in the following graph is not necessarily indicative of future performance.

                               [PERFORMANCE GRAPH]

                  8/23/96   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                  -------   --------   --------   --------   --------   --------
Stericycle, Inc.    $100      $124       $158       $174       $203       $412
Nasdaq NM
  Composite         $100      $113       $136       $175       $361       $220
Russell 3000
  Index             $100      $112       $144       $167       $213       $195
Peer Group          $100      $107       $138       $130       $ 64       $112

Item 2

APPROVAL OF AMENDMENT AND RESTATEMENT OF
DIRECTORS STOCK OPTION PLAN

Introduction

          Our Board of Directors adopted the Stericycle, Inc. Directors Stock Option Plan in June 1996, and our stockholders approved the plan in July 1996. As originally adopted, the plan authorized options for a total of 285,000 shares of our common stock to be granted to be granted to our outside directors (i.e., directors who are neither officers nor employees of ours). As of December 31, 2000, 32,143 shares were available for future option grants. The plan initially provided for formula-determined annual stock option grants. As amended by our Board of Directors in February 2000, the plan authorized the Board to grant stock options to outside directors at the times and in the amounts that the Board determined, taking into account as guidelines the prior formula-based awards.

          In February 2001, our Board of Directors adopted an amendment and restatement of the Directors Stock Option Plan (the “Amended and Restated Directors Plan”), subject to stockholder approval at the Annual Meeting. A copy of the Amended and Restated Directors Plan appears as Exhibit B to this Proxy Statement.

          The principal changes that the Amended and Restated Directors Plan makes are as follows:

•	the total number of shares of our common stock for which stock options are authorized to be granted to our outside directors is increased by 300,000 shares from 285,000 shares to 585,000 shares

•
the Board of Directors is authorized to grant stock options to outside directors at the times and in the amounts that the Board determines, taking into account any guidelines that the Board may adopt from time to time for this purpose

•
the Board of Directors is authorized to adopt a conversion program to allow each outside director irrevocably to elect, prior to becoming entitled to any annual fees for his services as a director, to convert into options under the plan all or any portion of the annual fees that he otherwise would have been paid

Summary of Principal Terms

          The following summary describes the principal terms of the Amended and Restated Directors Plan. As noted, the complete text of the plan appears as Exhibit B to this Proxy Statement.

          Purpose. The purpose of the plan is to permit us to grant stock options to our outside directors to reward them for their efforts on our behalf and to provide an additional incentive to contribute to the attainment of the Company’s long-term plans and objectives.

          Number of Shares. The plan authorizes options for up to a maximum of 585,000 shares of our common stock to be granted under the plan.

          Term of Plan. The term of the plan expires on May 31, 2006. No option may be granted under the plan after its expiration.

          Type of Option. The plan authorizes nonstatutory stock options to be granted. A “nonstatutory” stock option is the generic term for a stock option that does not qualify for special treatment under the Internal Revenue Code.

          Eligibility. The Plan authorizes options to be granted to our outside directors. An “outside director” is a director who is neither an officer nor an employee of ours.

           Administration. The plan is administered by the Board of Directors. Subject to the express terms of the plan, the Board of Directors may interpret the plan, adopt and revise policies, procedures and guidelines to administer the plan and make all determinations required for the plan’s administration.

          Option Grants. The Board of Directors is authorized to grant stock options to outside directors at the times and in the amounts that the Board determines, taking into account any guidelines that the Board may adopt from time to time for this purpose.

          The Board has not yet adopted any guidelines for annual option grants, and does not currently contemplate granting any options to outside directors during 2001 other than options granted pursuant to the conversion program described in the next section.

          Conversion Program. The Board of Directors is authorized to adopt a conversion program to allow each outside director irrevocably to elect, prior to becoming entitled to any annual fees for his services as a director, to convert into options under the plan all or any portion of the annual fees that he otherwise would have been paid.

          The Board has adopted a conversion program which, if the Amended and Restated Plan is approved by our stockholders at the Annual Meeting, would allow each outside director nominated for reelection at the Annual Meeting irrevocably to elect, prior to the Annual Meeting, to convert all or any portion of the annual fees that he would otherwise receive if reelected as a director into a number of options under the plan equal to (i) the product of four times the amount of the annual fees that he elects to convert divided by (ii) the average closing price of a share of our common stock during the 12-month period ending on the last trading day prior to the Annual Meeting. The exercise price of each option would be the closing price on the day of the Annual Meeting.

          Exercise Price. The exercise price of each option granted under the plan is the closing price of a share of our common stock on the Nasdaq National Market on the date that the option is granted (the “grant date”).

          Term of Options. The term of each option granted prior to January 1, 2000 is six years from the grant date, and the term of each option granted after December 31, 1999 is 10 years from the grant date.

          Vesting. Each option may be exercised only when and to the extent that it is vested. Each option granted prior to April 1, 1998 vests in 16 equal quarterly installments. Each option granted after March 31, 1998 vests in 12 equal monthly installments. Each option becomes fully vested upon a “change in control.” In addition, our Board of Directors may accelerate the vesting of any option at any time. If the holder of an option ceases to serve as an outside director, the unvested portion of the option expires on the date that he ceases to serve as an outside director.

          Exercisability of Options. Once vested, an option remains exercisable for the full term of the option, subject to early expiration in certain circumstances if the holder of the option ceases to serve as an outside director.

          If the holder ceases to serve as an outside director, the vested portion of his option remains exercisable or expires as follows: (i) if the holder ceases to serve as an outside director by reason of his death or disability, the vested portion remains exercisable for the full term of the option; (ii) if the holder ceases to serve as an outside director by reason of his removal from office, the vested portion remains exercisable for 30 days after his removal; and (3) if the holder ceases to serve as an outside director for any reason other than death or disability or removal from office, the vested portion of the option remains exercisable for the full term of the option, unless our Board of Directors considers an earlier expiration appropriate, taking into account the circumstances in which the holder ceased to serve as an outside director.

           Method of Exercise. A holder of an option may exercise the option by giving written notice of exercise to our Board of Directors or its designee, specifying the number of shares of our common stock for which the option is being exercised and tendering payment of the exercise price. Payment may be made by certified or bank cashier’s check. If permitted by our Board of Directors, payment also may be made by (i) delivering shares of common stock held for more than six months having a fair market value equal to the exercise price, (ii) directing us to withhold, from the shares otherwise issuable upon the exercise of the option, shares of common stock having a fair market value equal to the exercise price, (iii) surrendering options having a fair market value equal to the exercise price, or (iv) by any combination of these methods or by any other method that the Board of Directors authorizes.

          Transferability. In general, an option granted under the plan is not transferable. An outside director, however, may transfer an option to (i) a member of his immediate family, (ii) a trust for his primary benefit or for the primary benefit of one or more members of his immediate family, or (iii) a corporation, partnership or other entity which, together with its affiliates, owns at the time of transfer at least 2% of our outstanding common stock or 10% of our outstanding convertible preferred stock and to which the outside director has a contractual obligation to assign his “outside” remuneration.

          Amendment and Termination. The Board of Directors may amend, suspend or terminate the plan at any time. Our stockholders are required to approve any amendment that increases the number of shares of our common stock for which options may be granted under the plan.

          Federal Income Tax Consequences. Options granted under the plan are nonstatutory stock options, commonly known as “NSOs.” In general, the holder of an NSO does not incur any income tax liability when the option is granted, but when the NSO is exercised, the holder realizes ordinary income measured by the excess of the fair market value on the exercise date of the shares acquired over the exercise price paid for those shares (and we will be entitled to an income tax deduction in the same amount). The holder’s income tax basis in the shares acquired is the sum of the exercise price paid and the ordinary income realized upon exercise of the option. The holder’s gain on the subsequent sale of the shares acquired is measured by the excess of the amount realized over the holder’s income tax basis in those shares, and is treated as long-term capital gain if the shares were held for more than one year before sale.

Recommendation of Board of Directors

          Our Board of Directors believes that it is important to us to be able to continue to attract and retain experienced, talented and conscientious directors. The Amended and Restated Directors Plan enhances our ability to do so while at the same time serving to align the directors’ interests more closely with those of our stockholders.

          The Board of Directors recommends that stockholders vote “For” approval of the amendment and restatement of the Directors Stock Option Plan.

Item 3

APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

Introduction

          Our Board of Directors adopted the Stericycle, Inc. Employee Stock Purchase Plan (the “Stock Purchase Plan”) in October 2000, effective as of July 1, 2001, subject to stockholder approval at the Annual Meeting.

          The purpose of the Stock Purchase Plan is to provide an attractive benefit to our employees to encourage them to continue as our employees and to participate in our future through an equity investment on favorable terms. The plan authorizes 150,000 shares of our common stock to be purchased by employees through payroll deductions at a 15% discount from the market price of the stock. The plan is intended to be an “employee stock purchase plan” under section 423 of the Internal Revenue Code.

Summary of Principal Terms

          The following summary describes the principal terms of the Stock Purchase Plan. The complete text of the plan appears as Exhibit C to this Proxy Statement.

          Overview. The Stock Purchase Plan allows eligible employees to purchase shares of our common stock at a discount through payroll deductions during two six-month offerings each year. An eligible employee who elects to participate in an offering is granted an option on the first day of the offering for a number of shares equal to the employee’s payroll deductions under the plan during the offering period divided by the option price per share. The option price per share is the lower of 85% of the closing price of a share of our common stock on the first trading of the offering period or 85% of the closing price on the last trading day of the offering period.

          Administration. The Stock Purchase Plan is administered by our Board of Directors. The Board of Directors may delegate its authority to administer the plan to a standing or other committee of the board or to an administrative committee consisting of two or more of our executive officers. (For convenience, the term “plan administrator” is used in the balance of this summary to refer both to our Board of Directors and to any committee to which it may delegate its authority to administer the plan.)

          Subject to the express terms of the plan, the plan administrator has the authority to determine the terms and conditions of each offering, the options granted pursuant to each offering, and the shares issued upon the exercise of those options. The plan administrator also has the authority to interpret the plan, adopt and revise policies, procedures and guidelines to administer the plan, and make all determinations required for the plan’s administration.

          Number of Shares. The Stock Purchase Plan authorizes a total of 150,000 shares of our common stock to be issued pursuant to options granted under the plan.

          Eligibility. Every employee who has completed one year’s employment as of the first day of an offering under the plan, and who is a full-time employee or a part-time employee who customarily works at least 20 hours per week, will be eligible to participate in the offering. Participation in an offering ends automatically on termination of employment.

          Offerings. Each year the plan will make two consecutive six-month offerings to eligible employees of shares of our common stock. One offering will begin on January 1 and end on June 30, and the other offering will begin on July 1 and end on December 31. (Because the plan will not become effective until July 1, 2001, there will be only one six-month offering in 2001.) The plan administrator may change the frequency or length of offerings each year.

          Election to Participate. Each eligible employee may elect to participate in an offering by completing and submitting an enrollment agreement in the manner and during the enrollment period prior to the first day of the offering specified by the plan administrator.

          Payroll Deduction Percentage. A participant in an offering may specify in his or her enrollment agreement any whole percentage of the participant’s compensation that he or she elects to have withheld during the offering period. Payroll deductions during any offering may not exceed $5,000, however, and may not be changed during the offering period.

          A participant’s payroll deduction percentage will remain in effect for all subsequent offerings, unless the participant submits a new enrollment agreement within the applicable enrollment period specifying a different payroll deduction percentage.

          The plan administrator will establish a separate bookkeeping account under the plan for each participant. A participant’s payroll deductions will be credited to his or her account under the plan.

          Grant of Options. Each participant in an offering will be granted an option as of the first day of the offering for a number of shares of our common stock equal to his or her payroll deductions under the plan during the offering period divided by the option price per share.

          Option Price. The option price per share of our common stock in any offering will the lower of 85% of the closing price of our common stock on the Nasdaq National Market on the first day of the offering (or the next trading day if the first day is not a trading day) or 85% of the closing price on the last day of the offering (or the last trading day preceding the last day if it is not a trading day).

          Exercise of Options. A participant’s option under any offering will be exercised automatically as of the last day of the offering unless the participant has withdrawn from the offering. We will not issue any fractional shares, and any remaining payroll deductions credited to the participant’s account will be refunded to the participant without interest within 30 days after the last day of the offering.

          Minimum Holding Period. Upon the automatic exercise of a participant’s option, the plan administrator will credit the option shares to the participant’s account under the plan. The shares will remain credited to the participant’s account for the minimum holding period. Unless the plan administrator specifies a different period prior to the first day of the offering, the minimum holding period will begin on the last day of the offering and end on the second anniversary of the first day of the offering.

          Once each calendar year, a participant may request the plan administrator to transfer to the participant or the participant’s control all or any portion of the shares credited to the participant’s account for the minimum holding period. Upon the participant’s demonstration of hardship to the plan administrator’s satisfaction, the plan administrator may permit a participant’s withdrawal of some or all of the shares credited to his or her account prior to the expiration of the minimum holding period.

          Limitations. No participant will be granted an option that would permit him or her to buy more than $25,000 of our common stock in any calendar year (determined on the basis of the closing price when the option is granted). No participant will be granted an option if, immediately after the grant, the participant would directly or indirectly own stock possessing 5% or more of the voting power or value of all classes of our stock.

           Withdrawal from Offering. Except for a participant who is one of our executive officers, a participant may terminate his or her participation in any offering at any time prior to the last day of the offering. Upon a participant’s withdrawal from an offering, all payroll deductions which have been credited to the participant’s account under the plan will be refunded to the participant without interest.

          Termination of Employment. Termination of a participant’s employment for any reason will result in the automatic termination of his or her participation in a pending offering. All payroll deductions then credited to the participant’s account under the plan will be refunded to the participant without interest within 30 days after his or her termination of employment. The plan administrator will transfer to the participant or the participant’s control all of the shares then credited to his or her account under the plan for the minimum holding period and will transfer any remaining shares when the minimum holding period is satisfied.

          Transferability. No option granted under the plan, and no option shares credited to a participant’s account under the plan, may be sold, pledged or otherwise transferred under any circumstances.

          Amendment and Termination. Our Board of Directors may amend, suspend or terminate the Stock Purchase Plan at any time. Our stockholders are required to approve any amendment to the plan that would increase the number of shares of our common stock to be issued pursuant to options granted under the Plan.

          Federal Income Tax Consequences. As noted, the Stock Purchase Plan is intended to be an “employee stock purchase plan” under section 423 of the Internal Revenue Code. Assuming that the plan qualifies under section 423, a participant’s payroll deductions will be subject to tax as ordinary income for federal income tax purposes in the year in which the deductions otherwise would have been paid to the employee. In general, a participant will not be subject to tax upon the grant or exercise of an option under the plan. A participant will be subject to tax, however, upon the sale of the option shares acquired upon the exercise of an option.

          The amount of tax will depend upon the satisfaction of certain holding periods for income tax purposes. If the option shares are sold more than two years from the date of the option grant (the first day of the offering) and more than one year from the date of the option exercise (the last day of the offering), the participant will incur ordinary income measured by the lesser of (i) 15% of the fair market value of the shares as of the first day of the offering or (ii) the excess of the amount realized on the sale over the aggregate option price. Any additional gain on the sale will be treated as long-term capital gain.

          If the option shares are sold without satisfying these income tax holding periods, the participant will recognize ordinary income generally measured by the excess of the fair market value of the shares on the exercise date over the aggregate option price. Any additional gain or loss on the sale will be long-term or short-term capital gain or loss, depending upon whether the shares were held for more than one year.

Recommendation of Board of Directors

          The Board of Directors believes that the Stock Purchase Plan will provide an attractive benefit which will enhance our ability to continue to attract and retain dedicated and motivated employees who are critical to our success.

          The Board of Directors recommends that stockholders vote “FOR” approval of the Employee Stock Purchase Plan.

Item 4

RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

          We have appointed Ernst & Young LLP as our independent public accountants for the fiscal year ending December 31, 2001. Ernst & Young LLP has served as our independent public accountants since our incorporation in March 1989. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

          Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered in connection with their audit of our consolidated financial statements included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2000, and their review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q during the year, were $290,000.

          Financial Information Systems Design and Implementation Fees. We did not engage Ernst & Young LLP to provide any professional services during 2000 in connection with financial systems design or implementation.

          All Other Fees. The aggregate fees billed by Ernst & Young LLP for all other professional services provided during 2000, consisting of tax return preparation and tax planning and advice, were $380,000.

          Ratification of the appointment of Ernst & Young LLP as our independent public accountants will require the affirmative vote of holders of a majority of the voting power present in person or represented by proxy and entitled to vote at the Annual Meeting. In the event that our stockholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors may reconsider the appointment.

          The Board of Directors recommends that stockholders vote “For” ratification of the appointment of Ernst & Young LLP as our independent public accountants for the fiscal year ending December 31, 2001.

OTHER MATTERS

          As of the date of this Proxy Statement, our Board of Directors knows of no other business to come before the Annual Meeting for consideration by our stockholders. If any other business properly comes before the meeting, the persons named as proxies in the accompanying proxy card will vote the shares of stock represented by the proxy in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

          Any stockholder who wishes to present a proposal for consideration at our Annual Meeting of Stockholders in 2002, and to have the proposal included in our proxy statement for the meeting, must submit the proposal to us by January 1, 2002. Any stockholder who wishes to present a proposal from the floor for consideration at our Annual Meeting of Stockholders in 2001 must submit the proposal to us by March 1, 2002.

          Stockholder proposals for inclusion in our proxy statement must satisfy the requirements of the rules of the Securities and Exchange Commission in order to be included. Stockholder proposals should be sent to our Corporate Secretary at 28161 North Keith Drive, Lake Forest, Illinois 60045.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons beneficially owning more than 10% of our outstanding common stock to file periodic reports of stock ownership and stock transactions with the Securities and Exchange Commission. On the basis of a review of copies of these reports, we believe that all filing requirements for 2000 were satisfied in a timely manner, with the exception that Mr. Vardy filed one report on Form 4 two months’ late. Mr. Vardy’s report was late because he was initially advised (not by us) that a report was not required to be filed.

ADDITIONAL INFORMATION

          We will bear the cost of soliciting proxies on the accompanying proxy card. Some of our officers and regular employees may solicit proxies by personal conversations, mail, telephone or telecopier, but will not receive any additional compensation for their services. We may reimburse brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of our common stock.

          We will provide a complete copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2000 without charge to each stockholder as of the record date for the Annual Meeting, upon the stockholder’s written request. Requests should be directed to Investor Relations, Stericycle, Inc., 28161 North Keith Drive, Lake Forest, Illinois 60045. A link to a copy of our Form 10-K as filed with the Securities and Exchange Commission appears on our website, www.stericycle.com. A copy of our Form 10-K may also be accessed directly from the SEC’s website, www.sec.gov.

          A copy of our 2001 Annual Report to Stockholders is available in PDF format on our website, www.stericycle.com.

Exhibit A

AUDIT COMMITTEE CHARTER

STERICYCLE, INC.

Purpose

          The purpose of the Audit Committee (the “Audit Committee”) of the Board of Directors is to assist the Board of Directors in fulfilling its responsibilities to oversee the Company’s financial reporting process, including monitoring the integrity of the Company’s financial statements and the independence and performance of the Company’s internal and external auditors.

          It is the responsibility of the Company’s management to prepare financial statements in accordance with generally accepted accounting principles and of the Company’s independent auditors to audit those financial statements. The Committee’s responsibility is one of oversight, and in carrying out its responsibility, the Committee is not providing any expert or other special assurance regarding the Company’s financial statements.

Membership

          The Committee shall be composed of three or more directors, as the Board of Directors determines. Each member of the Committee shall be “independent,” as that term is defined in Nasdaq Marketplace Rule 4200(a)(14). Under this definition, an “independent director” is:

a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director.

          In addition, each member of the Committee shall meet the requirements of Nasdaq Marketplace Rule 4350(d)(2)(1) relating to the financial literacy of audit committee members, and at least one member of the Committee shall meet the Rule’s requirement of accounting or related financial expertise.

          The members of the Committee shall be appointed annually by the Board of Directors.

          Notwithstanding the general requirement of members’ independence, the Board of Directors may appoint one director to the Committee who is not independent if, under special and limited circumstances, the (i) the Board determines that the director’s membership on the Committee is required by the best interests of the Company and its stockholders, (ii) the director is not a current employee of the Company or an immediate family member of an employee, and (iii) the Company discloses in its next annual proxy statement the nature of the director’s relationship to the Company and the reasons for the Board’s determination that his or her appointment was required by the best interests of the Company and its stockholders.

Responsibilities

          The following are the Committee’s general responsibilities. The Committee may expand these responsibilities as it considers necessary or appropriate in carrying out its oversight function:

          (a) The Committee shall review and examine all matters relating to the Company’s financial controls and the audit of the Company’s financial statements. This review and examination shall include a review and discussion with the independent auditors and management of the following:

(1) the Company’s audited financial statements to be included in its annual report on Form 10-K and its interim financial statements to be included on its quarterly reports on Form 10-Q;

(2) the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees;

          (3) the accounting principles used by the Company for financial accounting and tax reporting purposes, including actual or pending changes in financial accounting requirements which may materially affect the Corporation;

(4) the adequacy of financial and accounting controls, with particular regard to the scope and performance of the internal auditing function; and

(5) recommendations by the independent auditors or the Company’s internal auditing staff regarding changes in the Company’s accounting policies or practices.

          (b) The Committee shall obtain from the Company’s independent auditors the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In this regard:

          (1) The Committee shall review and discuss with the independent auditors any disclosures that may affect the objectivity and independence of the independent auditors, and, where appropriate, shall recommend that the Board of Directors take appropriate action in response to the auditors’ disclosures to satisfy itself of the independence of the Company’s independent auditors.

          (2) The Committee shall consider whether the provision of services by the independent auditors unrelated to the audit of the Company’s financial statements and review of the Company’s interim financial statements included in its quarterly reports on Form 10-Q are compatible with maintaining the auditors’ independence.

(c) The Committee shall recommend to the Board of Directors a firm of certified public accountants to conduct the independent audit of the Company’s financial statements for the coming year.

          (d) The Committee shall determine whether to recommend to the Board of Directors to include the Company’s audited financial statements in the Company’s annual report on Form 10-K and its annual report to shareholders. The Committee shall also provide a report in compliance with Item 306 of Regulation S-K of the Securities and Exchange Commission for inclusion in the Company’s annual proxy statement.

Procedures

          The Committee shall hold periodic meetings at the call of the chairman or any two members of the Committee and a minimum of one regular annual review meeting. Two members of the Committee shall constitute a quorum, and all actions of the Committee at a meeting at which a quorum is present shall be taken by majority vote. The Committee may also act by the unanimous written consent of its members.

          The members of the Committee shall elect a chairman, and the chairman shall appoint a secretary of the Committee, who may be one of the members of the Committee or the secretary or an assistant secretary of the Company. The secretary of the Committee shall prepare minutes of the meetings, maintain custody of copies of reports, information and data furnished to and used by the Committee, and generally assist the Committee in connection with the preparation of agendas, notices of meetings and other matters.

Authority

          The chairman and secretary of the Committee shall provide, or arrange with the Company’s chairman or president to provide, such reports, information, data and services as the Committee may request. In discharging its oversight responsibilities, the Committee shall have unrestricted access both to the Company’s management and other employees whose views the Committee may consider helpful and to the Company’s books and records, and shall have the authority to retain outside counsel, accountants or other consultants in the Committee’s sole discretion.

Exhibit B

STERICYCLE, INC.

DIRECTORS STOCK OPTION PLAN
(Amended and Restated)

          The Directors Stock Option Plan was adopted by the Company’s Board of Directors in June 1996 and approved by the Company’s stockholders in July 1996. The Plan has been amended three times. The Company’s Board of Directors desires to amend the Plan further, and as so amended, to restate the Plan in its entirety, as follows. This amendment and restatement of the Plan shall be effective as of February 6, 2001, subject to approval by the Company’s stockholders at the 2001 Annual Meeting of Stockholders.

Article 1

Purpose

          The purpose of this Plan is to permit the Company to grant stock options to its outside directors to reward them for their efforts on the Company’s behalf and to provide an additional incentive to contribute to the attainment of the Company’s long-term plans and objectives.

Article 2

Definitions

          Board means the Company’s Board of Directors.

          Change of Control means an event or the last of a series of related events by which:

(1) any Person directly or indirectly acquires or otherwise becomes entitled to vote stock of the Company having more than 50% of the voting power in elections for Directors; or

(2) during any 24-month period a majority of the members of the Board of Directors ceases to consist of Directors who were:

(a) Directors at the beginning of the period (“Continuing Directors”); or

(b) appointed to office after the start of the period by the Board of Directors with the approval of two-thirds of the incumbent Continuing Directors (“Appointed Directors”); or

          (c) elected to office after the start of the period by the Company’s stockholders following nomination for election by the Board of Directors with the approval of two-thirds of the incumbent Continuing Directors (“Elected Directors”); or

(d) appointed to office after the start of the period by the Board of Directors with the approval of two-thirds of the incumbent Continuing, Appointed and Elected Directors; or

          (e) elected to office after the start of the period by the Company’s stockholders following nomination for election by the Board of Directors with the approval of two-thirds of the incumbent Continuing, Appointed and Elected Directors; or

          (3) the Company merges or consolidates with another corporation, and holders of outstanding shares of the Company’s Common Stock immediately prior to the merger or consolidation do not own stock in the survivor of the merger or consolidation having more than 75% of the voting power in elections for directors; or

          (4) the Company sells all or a substantial portion of the consolidated assets of the Company and its Subsidiaries, and the Company does not own stock in the purchaser having more than 75% of the voting power in elections for directors.

           As used in this definition, a “Person” means any “person” as that term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, together with all of that person’s “affiliates” and “associates” as those terms are defined in Rule 12b-2 of the Securities and Exchange Commission.

          Closing Price means the last reported sales price of a share of Common Stock on the Nasdaq National Market.

          Common Stock means the Company’s common stock, $.01 par value.

          Company means Stericycle, Inc., a Delaware corporation.

          Director means a director of the Company.

          Expiration Date is defined in Paragraph 6.3.

          Grant Date means the date on which an Option is granted.

          Officer means (i) the Company’s President and Chief Executive Officer, Chief Operating Officer, Chief Technical Officer or Chief Financial Officer (ii) any Executive Vice President or other Vice President of the Company and (iii) any other person who is considered an “officer” of the Company for purposes of Rule 16a-1(f) under the Securities Exchange Act of 1934.

          Option means an option granted under this Plan to purchase shares of Common Stock.

          Option Agreement is defined in Paragraph 6.6.

          Outside Director means a Director who is neither an Officer nor an employee of the Company or any Subsidiary.

          Permissible Transferee is defined in Paragraph 6.4(a).

          Plan means this amended and restated stock option plan, as it may be amended. The name of this Plan is the “Stericycle, Inc. Directors Stock Option Plan.”

          Preferred Stock means the Company’s Series A convertible preferred stock, par value $.01 per share.

          Subsidiary means any corporation, partnership, joint venture or other entity during any period in which the Company directly or indirectly owns at least a 50% interest in its profits or voting power.

          Underlying Shares means the shares of Common Stock for which an Option is or may become exercisable.

Article 3

Term of Plan

          This term of this Plan shall expire on May 31, 2006. No Option may be granted under this Plan after its expiration, but the expiration of this Plan shall not affect any Option outstanding at the time of expiration.

Article 4

Type and Number of Options

          4.1    Type of Options. The type of Options granted under this Plan are nonstatutory stock options.

          4.2    Maximum Number of Options. The maximum number of shares of Common Stock for which Options may be granted is 585,000 shares (subject to adjustment as provided in Paragraph 8.1).

           If an Option expires unexercised or is surrendered prior to the Plan’s expiration, the number of Underlying Shares in respect of the Option shall be added back in determining the number of shares of Common Stock available to grant Options under the Plan. Similarly, to the extent that the exercise price of an Option is paid by delivering shares of Common Stock having a fair market value on the date of exercise equal to the exercise price, only the number of shares issued pursuant to the exercise of the Option net of the number of shares delivered in payment shall be taken into account in determining the number of shares of Common Stock available to grant Options under the Plan.

          The Underlying Shares to be delivered upon the exercise of an Option may be either authorized but unissued shares or issued shares reacquired by the Company (or any combination of the two).

Article 5

Administration

          This Plan shall be administered by the Board. Subject to the express provisions of the Plan, the Board may interpret the Plan, adopt and revise policies, procedures and guidelines to administer the Plan and make all determinations required for the Plan’s administration. The actions of the Board shall be final and binding.

Article 6

Stock Options

          6.1    Option Grants. The Company may grant Options to Outside Directors at the times and in the amounts that the Board determines, in its discretion, taking into account any guidelines that the Board may adopt from time to time for this purpose.

          The Board may adopt a conversion program allowing each Outside Director irrevocably to elect, prior to becoming entitled to any fees or other cash compensation for his or her services as an Outside Director, to convert into Options under this Plan all or any portion of the fees or other cash compensation that he or she otherwise would have been paid. The Board may change the terms of conversion at any time (but no change shall affect any outstanding conversion election by an Outside Director).

          The exercise price per share of each Option granted to an Outside Director (including any Option granted to an Outside Director pursuant to his or her exercise of a conversion election) shall be the Closing Price on the Grant Date (or the last trading day preceding the Grant Date if it is not a trading day).

          6.2    Term. Each Option granted prior to January 1, 2000 shall have a six-year term expiring on the sixth anniversary of the date that it was granted (its “Expiration Date”), and each Option granted after December 31, 1999 shall have a 10-year term expiring on the tenth anniversary of the date that it was granted (its “Expiration Date”), subject to early expiration as provided in Paragraph 6.3.

          An Option may be exercised in whole or in part at any time prior to its Expiration Date to the extent that it is vested. Each Option granted prior to April 1, 1998 shall become vested in 16 consecutive equal quarterly installments beginning on the first day of the first January, April, July or October following the date on which it was granted. Each Option granted after March 31, 1998 shall become vested in 12 consecutive equal monthly installments beginning on the first day of the first month following the month in which it was granted, or in accordance with any other vesting schedule approved by the Board (either generally or in the particular instance).

          An Option shall not continue to vest if the holder of the Option for any reason ceases to serve as an Outside Director. Each outstanding Option held by an incumbent Outside Director shall become fully vested upon a Change in Control. In addition, the Board, in its discretion, at any time may accelerate the vesting of all outstanding Options held by incumbent Outside Directors under any related or other circumstances.

          6.3    Early Expiration. If the holder of an Option ceases to serve as an Outside Director, any unvested portion of the Option shall expire on the date that he or she ceases to serve as an Outside Director. The vested portion of the Option shall expire or remain exercisable as follows:

          (a) If the holder ceases to serve as an Outside Director by reason of his or her death or disability, the vested portion shall remain exercisable for the term of the Option and expire on the Option’s Expiration Date.

          (b) If the holder ceases to serve as an Outside Director for any reason other than his or her death or disability or his or her removal from office, the vested portion shall remain exercisable for the term of the Option and expire on the Option’s Expiration Date unless the Board, taking into account the circumstances in which the holder ceases to serve as an Outside Director, considers an earlier expiration date appropriate (but in no event shall the expiration date be earlier than 30 days after the date that the holder ceases to serve as an Outside Director).

          (c) If the holder ceases to serve as an Outside Director by reason of his or her removal from office, the vested portion shall remain exercisable for 30 days after the date that the holder ceases to serve as an Outside Director.

          6.4    Transferability. An Option may be transferred by the Outside Director to whom it was granted subject to the following conditions and limitations:

(a) The Option may be transferred only to one or more of the following persons or entities (“Permissible Transferees”):

(1) a member of the Outside Director’s immediate family (consisting of his or her spouse, children and grandchildren);

(2) a trust for the primary benefit of the Outside Director or any one or more members of his or her immediate family;

          (3) a corporation, partnership or other entity which, together with its affiliates, owns at the time of transfer at least 2.0% of the issued and outstanding shares of Common Stock or at least 10.0% of the issued and outstanding shares of Preferred Stock and with which the Outside Director has a contractual obligation to pay over or assign his or her “outside” remuneration directly or indirectly received by reason of his or her employment by or affiliation with such corporation, partnership or other entity.

          (b) A Permissible Transferee to whom an Option is transferred shall be subject to all of the terms and conditions of the Plan and of the Option Agreement evidencing the Option. The Permissible Transferee may not transfer, assign or pledge the Option, however, except, if the Permissible Transferee is a natural person, by will or applicable intestacy laws. Section 6.3, dealing with the early expiration of Options, shall continue in effect in respect of the Permissible Transferee as if the Outside Director who transferred the Option had not done so, i.e., references in Section 6.3 to the “holder of an Option” or “holder” shall be construed as referring to the Outside Director who transferred the Option and not to the Permissible Transferee. The Company shall not be under any duty to notify the Permissible Transferee that the Outside Director who transferred the Option has ceased to serve as an Outside Director.

(c) No transfer of an Option by an Outside Director to a Permissible Transferee shall relieve the Outside Director of his or her withholding obligations under Section 7.3.

          Except for transfers to Permissible Transferees, an Outside Director may not transfer, assign or pledge an Option (whether by operation of law or otherwise) except as provided by will or applicable intestacy laws; and no Option shall be subject to execution, attachment or similar process. An Option may be exercised only by the Outside Director to whom it was granted (or by the Permissible Transferee to whom the Outside Director has transferred the Option), except in the case of the death of the Outside Director (or the death of the Permissible Transferee), when it may be exercised by the person or persons to whom it passes by will or applicable intestacy laws.

          6.5    Option Agreements. Each Option shall be evidenced by a written agreement (an “Option Agreement”) entered into by the Company and the Outside Director to whom the Option is granted, which shall be substantially in a form approved by the Board.

Article 7

Exercise of Options

          7.1    Manner of Exercise. The vested portion of an Option may be exercised in full or in part (but only in respect of a whole number of shares) by (i) written notice of exercise to the Board (or its designee) stating the number of shares of Common Stock in respect of which the Option is being exercised and (ii) full payment of the exercise price of those shares.

          7.2    Payment of Exercise Price. Payment of the exercise price of the vested portion of an Option shall be made by certified or bank cashier’s check or, if permitted by the Board (either in the applicable Option Agreement or at the time of exercise):

(a) by delivering shares of Common Stock held for more than six months having a fair market value on the date of exercise equal to the exercise price;

          (b) by directing the Company to withhold, from the shares of Common Stock otherwise issuable upon exercise of the Option, shares of Common Stock having a fair market value on the date of exercise equal to the exercise price;

          (c) by surrendering exercisable Options which have a fair market value on the date of exercise equal to the exercise price (measuring the fair market value of the Options surrendered by the excess of (i) the aggregate fair market value on the date of exercise of the shares of Common Stock issuable upon exercise of the Option over (ii) the aggregate exercise price);

(d) by any combination of the preceding methods of payment; or

(e) by any other method of payment authorized by the Board.

For purposes of this Paragraph (and Paragraph 7.3), “fair market value” shall be determined by the Closing Price of a share of Common Stock on the date in question (or on the last trading day preceding the date in question if it is not a trading day).

          7.3    Withholding. Each Outside Director exercising the vested portion of an Option shall remit to the Company an amount sufficient to satisfy the Company’s federal, state and local withholding tax obligation, if any, in connection with the exercise. Payment shall be made by certified or bank cashier’s check or, if permitted by the Board (either in the applicable Option Agreement or at the time of exercise), by either one or both of the following methods: (a) by delivering shares of Common Stock held for more than six months having a fair market value on the date of exercise equal to the Company’s withholding obligation; or (b) by directing the Company to withhold, from the shares of Common Stock otherwise issuable upon exercise of the Option, shares of Common Stock having a fair market value on the date of exercise equal to the Company’s withholding obligation.

Article 8

Miscellaneous Provisions

          8.1    Capitalization Adjustments. The aggregate number of shares of Common Stock for which Options may be granted under the Plan, the aggregate number of Underlying Shares in respect of each outstanding Option, and the exercise price of each such Option may be adjusted by the Board as it considers appropriate in the event of changes in the number of outstanding shares of Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations and the like. Adjustments under this Paragraph 8.1 shall be made in the Board’s discretion, and its decisions shall be final and binding.

          8.2    Amendment and Termination. The Board may amend, suspend or terminate the Plan at any time; but no amendment increasing the number of shares of Common Stock for which Options may be granted under this Plan shall be effective unless it is approved by the Company’s stockholders. If the Plan is terminated, the provisions of the Plan shall continue to apply to Options granted prior to termination, and no amendment, suspension or termination of the Plan shall adversely affect the rights of the holder of any outstanding Option without his or her consent.

          8.3    Compliance with Section 16(b). The Plan shall be interpreted and administered in a manner that satisfies the applicable requirements of Rule 16b-3 under the Securities Exchange Act so that Outside Directors will be entitled to the benefits of Rule 16b-3.

          8.4    No Right To Nomination. Nothing in the Plan or in any Option Agreement shall confer on any Outside Director the right to continue to be nominated for election as a Director.

          8.5    Notices. Notices required or permitted under the Plan shall be considered to have been duly given if sent by certified or registered mail addressed to the Board at the Company’s principal office or to any Outside Director at his or her address as it appears on the Company’s records.

          8.6    Severability. If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions, and the Plan shall be construed and administered as if the illegal or invalid provision had not been included.

          8.7    Governing Law. The Plan and all Option Agreements shall be governed in accordance with the laws of the State of Illinois.

Exhibit C

STERICYCLE, INC.

EMPLOYEE STOCK PURCHASE PLAN

Article 1

Purpose

          The purpose of this plan is to encourage employees of Stericycle, Inc. (the “Company”) to continue in their employment, and to participate in the Company’s future, by allowing them to purchase shares of the Company’s common stock at a price below the market price of the stock. This plan is intended to be an employee stock purchase plan under Section 423 of the Internal Revenue Code.

Article 2

Definitions

          Account means the bookkeeping account established for each Participant.

          Board means the Company’s Board of Directors.

          Closing Price means the last reported sales price of a share of Common Stock on the Nasdaq National Market.

          Common Stock means the Company’s Common Stock, par value $.01 per share.

          Company means Stericycle, Inc., a Delaware corporation.

          Compensation means gross salary or wages.

          Eligible Employee means, in respect of an Offering, (i) a full-time Employee who has completed one year’s employment as of the First Day of the Offering or (ii) a part-time Employee who customarily works more than 20 hours per week and who has completed one year’s employment as of the First Day of the Offering.

          Employee means an employee of the Company or a Subsidiary. References to “employment” are to employment by the Company or a Subsidiary.

          First Day means, in respect of an Offering, the first regular business day during the Offering.

          Hardship means, in respect of a Participant, a financial hardship by reason of (i) medical expenses incurred or needed for the treatment of the Participant or any dependent or family member; or (ii) the purchase of a new principal residence. The Plan Administrator’s determination regarding the existence of a Hardship for purposes of this Plan shall be final and binding on the Participant.

          Internal Revenue Code means the Internal Revenue Code of 1986, as amended, and as it may be amended in the future.

          Last Day means, in respect of an Offering, the last regular business day during the Offering.

          Minimum Holding Period means, in respect of any Option Shares acquired by a Participant in an Offering, the minimum period that the shares must remain credited to the Participant’s Account. Unless the Plan Administrator specifies a different period prior to the first day of an Offering, the Minimum Holding Period shall be begin on the Last Day of the Offering and end on the second anniversary of the First Day of the Offering.

           Officer means (i) the Company’s President and Chief Executive Officer, Chief Operating Officer, Chief Technical Officer or Chief Financial Officer (ii) any Executive Vice President and (iii) any other person who is considered an “officer” of the Company for purposes of Rule 16a-1(f) under the Securities Exchange Act of 1934.

          Offering means an offering of Common Stock pursuant to Options granted under this Plan.

          Option means the right of a Participant to purchase shares of Common Stock in an Offering.

          Option Grant Date means the First Day of an Offering.

          Option Expiration Date means the Last Day of an Offering.

          Option Price means, in respect of an Option, the price per share at which shares of Common Stock may be purchased pursuant to the exercise of the Option.

          Option Shares means the shares of Common Stock issued upon the exercise of an Option.

          Participant means an Eligible Employee who elects to participate in an Offering.

          Plan means this plan, as it may be amended. The name of this Plan is the “Stericycle, Inc. Employee Stock Purchase Plan.”

          Plan Administrator means the Board or the committee of the Board or the administrative committee of Officers of the Company to which the Board has delegated its authority to administer the Plan in accordance with Paragraph 5.1

          Subsidiary means a “subsidiary corporation” as defined in Section 424(f) of the Internal Revenue Code (with the Company as the “employer corporation”).

Article 3

Effective Date

          3.1    Effective Date. This Plan shall become effective as of July 1, 2001, subject to approval by the Company’s stockholders.

          3.2    Stockholder Approval. Offerings may be made and Options may be exercised prior to stockholder approval, but no Option Shares may be distributed to a Participant prior to stockholder approval. If for any reason stockholder approval is not obtained on or before December 31, 2001: (i) all outstanding Options shall be cancelled; (ii) the Company shall refund to each Participant (without interest) all amounts then credited to his or her Account; and (iii) the Company shall refund to each Participant (without interest) the full Option Price of all Option Shares then credited to his or her Account and cancel those shares.

Article 4

Shares Available

          The total number of Option Shares which may be issued under this Plan is 150,000 shares (subject to adjustment as provided in Paragraph 8.1).

Article 5

Plan Administration

          5.1    Plan Administrator. This Plan shall be administered by the Board. The Board may delegate its authority to administer the Plan (but not its power to amend, suspend or terminate this Plan) to a standing or other committee of the Board or to an administrative committee consisting of any two or more Officers.

          5.2    Powers. Subject to and not inconsistent with the provisions of the Plan, the Plan Administrator shall have the authority, in its discretion, to determine the terms, conditions, restrictions and limitations applicable to each Offering, the Options granted pursuant to the Offering, and the Option Shares issued upon the exercise of those Options.

          5.3    Interpretation. The Plan Administrator may interpret the Plan, adopt and revise policies, procedures and guidelines to administer the Plan, and make all determinations required for the Plan’s administration. The actions of the Plan Administrator shall be final and binding.

          5.2    No Discrimination. All Eligible Employees shall have the same rights and privileges under the Plan with the exception that, as provided in Article 6, the number of shares of Common Stock which may be purchased under Options granted in any Offering may bear a uniform relationship to compensation. All policies, procedures and determinations in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

Article 6

Offerings

          6.1    Offerings. Unless the Plan Administrator specifies otherwise (by providing for Offerings of a different frequency or length, or by cancelling any Offering prior to the First Day of the Offering), there shall be two Offerings each calendar year (except 2001, when there shall be only one offering beginning on July 1, 2001). The first Offering shall begin on January 1 and end on the following June 30 of each year, and the second Offering shall begin on July 1 and end on the following December 31.

          6.2    Option Grant. Each Eligible Employee as of the First Day of any Offering who has elected to participate in the Offering shall be granted an Option as of the First Day of the Offering pursuant to the terms of the Offering. The Option shall be for a number of shares of Common Stock equal to the quotient obtained by dividing (i) the aggregate Compensation to be withheld and credited to the Participant’s Account during the Offering by (ii) the Option Price (as determined in accordance with Paragraph 6.5).

          6.3    Participation. Each Eligible Employee (and each other Employee who will become and in fact becomes an Eligible Employee as of the First Day of the Offering) may participate in any Offering by completing an enrollment agreement in the manner and within the time prior to the First Day of the Offering that the Plan Administrator specifies.

          6.4    Payroll Deductions. A Participant’s enrollment agreement shall specify the percentage of his or her Compensation during the Offering that the Participant elects to have withheld and credited to his or her Account for purposes of exercising the Participant’s Option. The Participant may specify any whole percentage of his or her Compensation not exceeding $5,000 during any Offering Period (appropriately increased or reduced in the case of any Offering Period longer or shorter than six months). Payroll deductions shall begin with the first regular payroll period ending on or after the First Day of the Offering and end with the last regular payroll period ending on or before the Last Day (or, if earlier, upon the termination of the Participant’s employment).

           6.5    Option Price. The Option Price shall be the lower of:

(a) 85% of the Closing Price of a share of Common Stock on the First Day of the Offering (or on the first trading day following the First Day if it is not a trading day); or

(b) 85% of the Closing Price of a share of Common Stock on the Last Day of the Offering (or on the last trading day preceding the Last Day if it is not a trading day).

          6.6    Option Exercise. Each Participant in an Offering shall be considered to have exercised his or her Option on the Last Day of the Offering so as to purchase the maximum whole number of Option Shares. The Option Shares issuable upon the Participant’s exercise shall be credited to his or her Account as of the Last Day and considered to be issued and outstanding shares. Fractional shares shall not be issued, and any amounts remaining credited to a Participant’s Account after the Participant’s exercise of his or her Option shall be refunded without interest no later than 30 days after the Last Day of the Offering.

          6.7    Nontransferability of Options. No Participant in an Offering may sell, pledge, transfer or otherwise dispose of his or her Option under any circumstances.

          6.8    Cancellation of Options. In the event that the employment of a Participant in an Offering terminates prior to the Last Day of the Offering for any reason (whether as a result of his or her resignation, death or otherwise), the Participant’s Option shall be cancelled as of the date of the Participant’s termination of employment. All amounts credited to a Participant’s Account as of his or her termination shall be refunded without interest no later than 30 days after the Participant’s termination.

          6.9    Option Shares. A Participant shall possess all of the rights and privileges of a stockholder with respect to the Option Shares credited to his or her Account with the exception that, until the expiration of the Minimum Holding Period for the Option Shares:

(a) the Option Shares shall remain credited to the Participant’s Account and the Participant shall not be entitled to a stock certificate or certificates representing the shares; and

(b) the Participant may not sell, pledge, transfer or otherwise dispose of any of the Option Shares (other than by will or the laws of intestacy).

          6.8    Account Balances. No interest shall accrue on any amounts credited to a Participant’s Account. After the close of each Offering, a report shall be sent to each Participant stating the entries made to his or her Account, the number of Option Shares purchased, and the applicable Option Price.

          6.9    Continuing Participation. A Participant’s enrollment agreement pursuant to Paragraph 6.3 shall remain in effect indefinitely (for both the Offering in respect of which it was initially filed and all subsequent Offerings) unless:

          (a) the Participant changes the percentage of Compensation that he or she elects to have withheld, with effect for the next Offering and all subsequent Offerings, in the manner and within the time prior to the First Day of the next Offering that the Plan Administrator specifies; or

(b) the Participant ceases to participate in the current Offering by making a cash withdrawal pursuant to Paragraph 7.1.

          6.9    Limitations. Notwithstanding any other provision of this Plan:

          (a) No Option shall be granted to any Eligible Employee that would permit his or her rights to purchase shares of Common Stock under this Plan and all other employee stock purchase plans of the Company or any Subsidiary to accrue at a rate exceeding $25,000 of the fair market value of such shares (determined at the time that the Option is granted) during any calendar year in which the Option is outstanding. Any Option granted under this Plan shall be deemed to be modified to the extent necessary in order to satisfy the requirements of this Paragraph 6.9(a) and Section 423(b)(8) of the Internal Revenue Code.

           (b) No Option shall be granted to any Eligible Employee if, immediately after the Option is granted, he or she would own (or would be deemed to own, applying the rules of Section 423(b)(3) of the Internal Revenue Code) stock possessing 5% or more of the voting power or value of all classes of stock of the Company or any Subsidiary.

Article 7

Participant Withdrawals

          7.1    Revocation. Except for a Participant who is an Officer, a Participant may cease participation in an Offering at any time prior to the Last Day of the Offering and withdraw all amounts credited to his or her Account. The Participant’s withdrawal shall serve to cancel the Participant’s Option and terminate his or her participation in the Offering and all subsequent Offerings (subject, in the case of a subsequent Offering, to participation by re-enrollment pursuant to Paragraph 6.3). Partial cash withdrawals shall not be permitted. Cash withdrawal requests shall be made in the manner and within the time prior to the Last Day of the Offering that the Plan Administrator specifies.

          7.2    Transfer Requests. Once each calendar year (or more frequently as the Plan Administrator may allow) a Participant may request the Plan Administrator to transfer to the Participant or the Participant’s control all or any portion of the Option Shares then credited to his or her Account for at least the applicable Minimum Holding Period. The Plan Administrator, in its discretion, may permit a Participant’s withdrawal of the Participant’s Option Shares prior to the expiration of the applicable Minimum Holding Period upon the Participant’s demonstration of a Hardship to the Plan Administrator’s satisfaction. All certificates that may be issued to Participants (for example, Participants who are affiliates) shall bear any restrictive endorsements that the Company considers necessary to comply with applicable federal and state securities laws.

          7.3    Termination of Employment. Upon the termination of a Participant’s employment for any reason, the Plan Administrator shall transfer to the Participant or the Participant’s control all of the Option Shares then credited to his or her Account for at least the applicable Minimum Holding Period. The Plan Administrator shall transfer to the Participant or the Participant’s control any remaining Option Shares then credited to the Participant’s Account upon the expiration of the applicable Minimum Holding Period.

Article 8

Miscellaneous Provisions

          8.1    Capitalization Adjustments. The aggregate number of shares of Common Stock for which Options may be granted under the Plan, the aggregate number of Option Shares in respect of each outstanding Option, and the exercise price of each outstanding Option may be adjusted by the Plan Administrator as it considers appropriate in the event of changes in the number of outstanding shares of Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations and the like. Adjustments under this Paragraph 8.1 shall be made in the Plan Administrator’s discretion, and its decisions shall be final and binding.

          8.2    Amendment and Termination. The Board may amend, suspend or terminate this Plan at any time. The Company’s stockholders shall be required to approve any amendment which would increase the number of Option Shares which may be granted under this Plan. If this Plan is terminated, the provisions of this Plan shall continue to apply to Options granted and Option Shares issued prior to termination, and no amendment, suspension or termination of the Plan shall adversely affect the rights of the holder of any outstanding Option without his or her consent.

           8.3    No Right To Employment. Nothing in this Plan or in any Offering shall confer on any person the right to continue in the employ of the Company or a Subsidiary or limit the right of the Company or the Subsidiary to terminate his or her employment.

          8.4    Notices. Notices required or permitted under this Plan shall be considered to have been duly given if sent by certified or registered mail addressed to the Plan Administrator at the Company’s principal office or to any other person at his or her address as it appears on the Company’s payroll or other records.

          8.5    Severability. If any provision of this Plan is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions, and the Plan shall be construed and administered as if the illegal or invalid provision had not been included.

          8.6    Governing Law. This Plan shall be governed in accordance with the laws of the State of Illinois.

PROXY	STERICYCLE, INC.	PROXY
28161 NORTH KEITH DRIVE
LAKE FOREST, ILLINOIS 60045

This proxy is solicited on behalf of the Board of Directors of Stericycle, Inc.

     I or we hereby appoint each of Jack W. Schuler, Mark C. Miller and Frank J.M. ten Brink (the “proxies”) as my or our proxy, each with the power to appoint his substitute, and authorize each of them acting alone to vote all of the shares of Common Stock, par value $.01 per share, of Stericycle, Inc. (the “Company”) held of record by me or us on March 23, 2001 at the Annual Meeting of Stockholders to be held on May 15, 2001 (the “Annual Meeting”), and at any adjournment of the Annual Meeting.

     If properly completed and returned, this Proxy will be voted as directed. If no direction is given, this Proxy will be voted in accordance with the recommendations of the Company’s Board of Directors, i.e., FOR each of the seven nominees for election as a director by holders of Common Stock and holders of Series A Convertible Preferred Stock voting together as a single class (Item 1), FOR approval of the amendment and restatement of the Directors Stock Option Plan (Item 2), FOR approval of the Employee Stock Option Plan (Item 3), and FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent public accountants (Item 4). It will be voted in the best judgment of the proxies in respect of any other business that properly comes before the Annual Meeting.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED REPLY ENVELOPE

(Continued and to be signed on the reverse side.)

STERICYCLE, INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. (◆)

1	.	Election of Directors—
		Nominee(s)		For	Withhold	For All
				All	All	Except*
		01 Jack W. Schuler	02 Mark C. Miller
		03 Rod F. Dammeyer	04 Patrick F. Graham	( )	( )	( )
		05 John Patience	06 Peter Vardy
07 L. John Wilkerson, Ph.D.

*Except Nominee(s) written above
				For	Against	Abstain
2	.	Approval of amendment and restatement of		( )	( )	( )
Directors Stock Option Plan.

				For	Against	Abstain
3	.	Approval of Employee Stock Purchase Plan.		( )	( )	( )

				For	Against	Abstain
2	.	Ratification of appointment of Ernst &Young LLP		( )	( )	( )
as the Company’s independent public accountants
for the year ending December 31, 2001.

Date:	, 2001

Signature:

Signature:

Title or Capacity:

Instruction: Please sign exactly as your name appears
immediately to the left. If signing as a fiduciary (for example, as a trustee), please indicate your fiduciary capacity. If signing on behalf of a corporation, partnership or other entity, please indicate your title or other authorized capacity. If the shares for which this Proxy is given are held jointly, both joint
tenants must sign.

FOLD AND DETACH HERE

A NEW WAY TO VOTE

VOTE BY TELEPHONE

It's fast, convenient and your vote is
immediately confirmed and posted.

Just follow these 4 easy steps:

1.	Read the accompanying Proxy Statement.

2.	Call 1-877-482-6155 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

3.	Enter your 8-digit Control Number located above.

4.	Follow the simple recorded instructions. You will have two options:

Option 1:
To vote as the Board of Directors recommends on all proposals: press 1. When asked, please confirm your vote by pressing 1.

Option 2:
If you choose to vote on each proposal separately, press 0 and follow the simple recorded instructions.

YOUR VOTE IS IMPORTANT!
DO NOT RETURN THIS VOTING FORM IF YOU
ARE VOTING BY TELEPHONE

PROXY	PROXY

STERICYCLE, INC.

     28161 NORTH KEITH DRIVE
LAKE FOREST, ILLINOIS 60045

This proxy is solicited on behalf of the Board of Directors of Stericycle, Inc.

     I or we hereby appoint each of Jack W. Schuler, Mark C. Miller and Frank J.M. ten Brink (the “proxies”) as my or our proxy, each with the power to appoint his substitute, and authorize each of them acting alone to vote all of the shares of Series A Convertible Preferred Stock, par value $.01 per share, of Stericycle, Inc. (the “Company”) held of record by me or us on March 23, 2001 at the Annual Meeting of Stockholders to be held on May 15, 2001 (the “Annual Meeting”), and at any adjournment of the Annual Meeting.

     If properly completed and returned, this Proxy will be voted as directed. If no direction is given, this Proxy will be voted in accordance with the recommendations of the Company’s Board of Directors, i.e., FOR each of the seven nominees for election as a director by holders of Common Stock and holders of Series A Convertible Preferred Stock voting together as a single class and FOR each of the two nomees for election as directors by holders of Series A Convertible Preferred Stock voting as a separate class (Item 1), FOR approval of the amendment and restatement of the Directors Stock Option Plan (Item 2), FOR approval of the Employee Stock Option Plan (Item 3), and FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent public accountants (Item 4). It will be voted in the best judgment of the proxies in respect of any other business that properly comes before the Annual Meeting.

PLEASE MARK VOTE IN BOX [ ]

1.	Election of Directors—Holders of Common Stock and Convertible Stock Voting Together as a Single Class Nominee(s)
				For	Withhold	For All
				All	All	Except*
	01 Jack W. Schuler	02	Mark C. Miller
	03 Rod F. Dammeyer	04	Patrick F. Graham	[ ]	[ ]	[ ]
	05 John Patience	06	Peter Vardy
07 L. John Wilkerson, Ph.D.

*Except Nominee(s) written above

1.	Election of Directors—Holders of Convertible Stock Voting as a Separate Class Nominee(s)
				For	Withhold	For Both
				Both	Both	Except*
	08 Thomas R. Reusche	09	John P. Connaughton	[ ]	[ ]	[ ]

*Except Nominee(s) written above

				For	Against	Abstain
2.	Approval of amendment and restatement of			[ ]	[ ]	[ ]
Directors Stock Option Plan.

				For	Against	Abstain
3.	Approval of Employee Stock Purchase Plan.			[ ]	[ ]	[ ]

				For	Against	Abstain
4.	Ratification of appointment of Ernst &Young LLP			[ ]	[ ]	[ ]
as the Company’s independent public accountants
for the year ending December 31, 2001.

[Date and signature lines appear on the next pages.]

Date:	, 2001

BAIN CAPITAL INVESTORS

BAIN CAPITAL FUND VI, L.P.

		By:	Bain Capital Partners VI, L.P.
Its: General Partner

		By:	Bain Capital Investors VI, Inc.
Its: General Partner

By:

A Managing Director

BCIP ASSOCIATES II

		By:	Bain Capital, Inc.
Its: Managing Partner

By:

A Managing Director

BCIP ASSOCIATES II-B

		By:	Bain Capital, Inc.
Its: Managing Partner

By:

A Managing Director

BCIP ASSOCIATES II-C

		By:	Bain Capital, Inc.
Its: Managing Partner

By:

A Managing Director

BCIP TRUST ASSOCIATES II

		By:	Bain Capital, Inc.
Its: Managing Partner

By:

A Managing Director

BCIP TRUST ASSOCIATES II-B

		By:	Bain Capital, Inc.
Its: Managing Partner

By:

A Managing Director

SANKATY HIGH YIELD ASSET PARTNERS, L.P.

By:

A Managing Director

PEP INVESTMENTS PTY. LIMITED

By:	Bain Capital, Inc.
Its: Attorney-in-Fact

By:

A Managing Director

BROOKSIDE CAPITAL PARTNERS, L.P.

By:

A Managing Director

Date:	, 2001

MADISON DEARBORN PARTNERS INVESTORS

MADISON DEARBORN CAPITAL PARTNERS III, L.P.

		By:	Madison Dearborn Partners III, L.P.
Its: General Partner

		By:	Madison Dearborn Partners, LLC
Its: General Partner

By:

A Managing Director

MADISON DEARBORN SPECIAL EQUITY III, L.P.

		By:	Madison Dearborn Partners III, L.P.
Its: General Partner

		By:	Madison Dearborn Partners, LLC
Its: General Partner

By:

A Managing Director

SPECIAL ADVISORS FUND I, LLC

		By:	Madison Dearborn Partners III, L.P.
Its: Manager

		By:	Madison Dearborn Partners, LLC
Its: General Partner

By:

A Managing Director